NYSE: CVA APRIL 22, 2015 First Quarter 2015 Earnings Conference Call Exhibit 99.2

Cautionary Statements All information included in this earnings presentation is based on continuing operations, unless otherwise noted. Forward-Looking Statements Certain statements in this presentation may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in global markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan," "believe," "expect," "anticipate," "intend," "estimate," "project," "may," "will," "would," "could," "should," "seeks," or "scheduled to," or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not successfully grow its business as expected or close its announced or planned acquisitions or projects in development, and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Note: All estimates with respect to 2015 and future periods are as of April 22, 2015. Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Non-GAAP Financial Measures We use a number of different financial measures, both United States generally accepted accounting principles (“GAAP”) and non-GAAP, in assessing the overall performance of our business. The non-GAAP financial measures of Adjusted EBITDA, Free Cash Flow and Adjusted EPS, as described and used in this earnings presentation, are not intended as a substitute or as an alternative to net income, cash flow provided by operating activities or diluted earnings per share as indicators of our performance or liquidity or any other measures of performance or liquidity derived in accordance with GAAP. In addition, our non-GAAP financial measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The presentations of Adjusted EBITDA, Free Cash Flow and Adjusted EPS are intended to enhance the usefulness of our financial information by providing measures which management internally use to assess and evaluate the overall performance of its business and those of possible acquisition candidates, and highlight trends in the overall business. In each case, a reconciliation to the nearest GAAP measure is provided. 2 April 22, 2015

Q1 2015 Summary

(Unaudited)

(in millions, except EPS)	Q1 2014	Q1 2015	FY 2015 Guidance [1]
Revenue	$401	$383	N/A
Adjusted EBITDA	$87	$79	$450 - $490
Free Cash Flow	$67	$16	$200 - $240
Adjusted EPS	$(0.03)	$(0.13)	N/A

- **Steady operating performance**
  - Plant operations and waste volumes in line with expectations despite challenging Northeast weather conditions
- **Very strong special waste revenue and metal recovery**
- **Commenced start-up of New York City Marine Transfer Station (MTS) contract**
  - Waste initially being processed at Delaware Valley EfW facility; Niagara EfW facility deliveries expected by year-end
  - Low initial volumes during ramp up, as expected
- **Efficiency and cost-savings programs adding immediate value**
  - On track to deliver ~$30 million Adjusted EBITDA benefit this year
  - Benefit to be seen in both maintenance and non-maintenance expenses

1) Affirmed guidance as of 4/22/2015.

3 April 22, 2015

COVANTA
Powering Today. Protecting Tomorrow.

Waste Update

- **Client activity:**
  - Commenced service at NYC Queens MTS
  - Extended operating contract with City of Long Beach by five years to 2024
- **Q1 2015 EfW waste processing revenue vs. Q1 2014:**
  - Same store price up $2 million (up 0.7%)
  - Same store volume up $4 million (up 1.8%)
  - Record quarterly special waste revenue
- **Trends and outlook:**
  - Anticipate 2015 same store waste price growth ~1.5%
    - Average contractual escalation ~1%
    - Special waste revenue growth of +10%
    - Spot market pricing flat
  - Mark-to-market contract transitions impacting average price vs. 2014

(Unaudited)

North America EfW (1) (in millions, except price)	Q1 2014A	Q1 2015A	2015E
Waste & Service Revenue:			
Waste Processing	$221	$223	$925 - $955
Debt Service	6	4	12
Other (2)	1	2	5 - 10
Total	**$228**	**$229**	**$945 - $975**
Tons: (3)			
Contracted (4)	3.6	3.9	
Uncontracted	0.8	0.7	
Total	**4.4**	**4.6**	**19.3 - 19.5**
Revenue per Ton: (5)			
Contracted	$49.88	$46.65	
Uncontracted	$51.08	$56.20	
Average	**$50.09**	**$48.11**	**$48.00 - $49.00**

1) North America EfW results include only Energy-from-Waste assets.
2) Other includes service revenue not directly related to waste processing.
3) Excludes liquid waste.
4) Includes contracts at transfer stations from which waste is internalized.
5) Calculated for waste and service revenue, excluding debt service and other revenue.

4 April 22, 2015

COVANTA
Powering Today. Protecting Tomorrow.

Energy Update North America EfW (in millions, except price) Q1 2014A Q1 2015A 2015E Energy Revenue: Energy Sales $83 $81 $305 - $325 Capacity 8 10 ~40 Total $91 $91 $345 - $365 MWh Sold: Contracted 0.7 0.7 3.0 - 3.1 Hedged 0.3 0.4 ~1.3 Market 0.2 0.3 1.4 - 1.5 Total 1.3 1.4 5.7- 5.9 Revenue per MWh: (1) Contracted $70.66 $67.21 ~$65 Hedged $41.57 $53.20 ~$46 Market $86.29 $47.12 ~$39 Average $65.21 $59.54 ~$54 • Q1 2015 EfW energy revenue drivers vs. Q1 2014: – Same store revenue down 7% • Price down $5 million (6%) vs. strong Q1 2014 market pricing • Volume down by $2 million (2%) • Trends and outlook: – 2015 total generation at market expected to be 1.6 to 1.7 million MWh – outlook unchanged • EfW: 1.4 to 1.5 million MWh • Biomass: 0.2 million MWh – 2015 forward prices remain below 2014 levels 5 1) Excludes capacity revenue. April 22, 2015 (Unaudited)

Recycled Metals Update North America ($ in millions, except price; tons in thousands) Q1 2014A Q1 2015A 2015E Metals Revenue: Ferrous $15 $10 $40 - $52 Non-Ferrous 6 6 26 - 31 Total $21 $16 $66 - $83 Tons Sold: Ferrous 77 76 345 - 360 Non-Ferrous 6 7 30 - 32 Revenue per Ton: Ferrous $201 $139 ~$130 Non-Ferrous $963 $799 ~$900 Average HMS index price (1) $373 $255 ~$250 • Q1 2015 revenue drivers vs. Q1 2014: – Same store revenue changes: • Ferrous volume sold down 4%, with higher recovery offset by temporary inventory build • Non-ferrous volume up 18%, driven by metals systems installed in 2014 • Ferrous and non-ferrous price down 33% and 18%, respectively • Trends and outlook: – Targeting record recovery again in 2015 – Significant recent weakness in ferrous pricing • April HMS #1 Index $228 per ton, down ~40% year-over-year • 5-year average HMS #1 Index ~$360 / ton – Aluminum futures indicate stable non-ferrous prices for the balance of 2015 6 1) Q1 2015 and Q1 2014 average #1 Heavy Melt Steel composite index ($ / gross ton) as published by American Metal Market. April 22, 2015 (Unaudited)

Plant Operating Expense and Maintenance Capex Update 7 April 22, 2015 • Q1 2015 summary: – Total EfW maintenance spend (expense + capex) down 11% vs. Q1 2014 • Benefits from efficiency programs, partially offset by increased spend at new facilities – North America EfW other plant operating expenses down 2% vs. Q1 2014 on same store basis • Trends and outlook: – 2015 EfW maintenance plan on track and consistent with long-term run rate • Q1 2015 and 2015E figures reflect reclassification of capital expenditures at service fee operated facilities as expense (1) – Impact of $8 million and ~$30 million, respectively – Total EfW maintenance spend unchanged (Unaudited) Total Company (in millions) Q1 2014A Q1 2015A 2015E Plant Maintenance Expense: North America EfW (1) $80 $78 $260 - $270 Other 4 3 Total $84 $81 Maintenance Capex: North America EfW (1) $34 $23 $65 - $75 Other 2 3 ~15 Total $36 $26 $80 - $90 Total EfW Maintenance Spend $114 $101 $325 - $345 Other Plant Operating Expenses: North America EfW $153 $155 Other 45 53 Total $198 $208 1) Per adoption of FASB ASC 853 – Service Concession Arrangements, effective January 1, 2015.

Business Outlook • Commodity market challenges in 2015, but overall contractual nature of revenue provides underlying stability – Significant energy and metal price decline vs. 2014 – outlook essentially unchanged from initial guidance – Majority of revenues (~85%) are contracted and hedged for 2015 with a similar percentage expected for 2016 • Executing on key operational objectives – Efficiency initiatives expected to deliver ~$30 million Adjusted EBITDA benefit in 2015 – Receiving waste from New York City MTS, with operations ramping up throughout the year – Improving operations at Pinellas County EfW facility under new operating contract – Durham-York EfW facility to commence commercial operations in 2015 • Pursuing long-term growth opportunities – Focus on culture of continuous improvement in all activities – Construction of Dublin EfW facility on track – Continue to look at potential opportunities for EfW portfolio expansion ‒ both in North America and internationally – Leveraging current asset base and infrastructure to offer additional waste processing capabilities and services 8 April 22, 2015

Financial Overview 9 April 22, 2015

401 393 393 386 383 383 6 7 5 6 2 3 10 3 Q1 2014 Waste and Service Energy Metals Total Contract Transitions Transactions Construction Other Q1 2015 $ i n M il li o n s Revenue: Q1 2015 vs. Q1 2014 10 (Unaudited) April 22, 2015 North America EfW Same Store North America EfW + = +

87 79 5 6 4 7 Q1 2014 Energy Price Metals Price Waste & Service Fee Contract Transitions Other Q1 2015 $ i n M il li o n s Adjusted EBITDA: Q1 2015 vs. Q1 2014 1) Includes a $1 million reduction in debt service pass through billings. 11 (Unaudited) April 22, 2015 (1)

Free Cash Flow: Q1 2015 vs. Q1 2014 67 16 16 8 1 11 31 Q1 2014 Adjusted EBITDA Maintenance Capex Cash Interest Other Q1 2015 $ i n M il li o n s 12 (Unaudited) April 22, 2015 1) Maintenance capex up $1 million on comparable accounting methodology vs. 2014. Reported maintenance capex under new Accounting Standard effective January 1, 2015 down $10 million, reflecting $11 million reclass from capital expenditure to expense and pre-payments. 2) Primarily working capital timing. (1) (2)

Growth Investment Outlook Growth Investments (Unaudited, in millions) FY 2014 Actual FY 2015 YTD (1) FY 2015 Outlook Organic growth investments (2) $ 43 $ 16 ~ $ 50 New York City contract 59 13 ~40 Acquisitions 13 - Dublin facility construction 28 31 200 - 250 Total growth investments $ 143 $ 60 ~ $ 290 - 340 13 April 22, 2015 1) As of 3/31/2015. 2) Organic growth programs are focused primarily on growing waste and metal revenue. This figure also includes the emissions control system at the Essex County facility (total estimated investment of ~$90 million from 2014 through 2016). • Dublin construction primarily funded with offshore cash and project financing – no impact on domestic capital allocation • Strategic acquisitions to be targeted on an opportunistic basis – potential investment not reflected in FY 2015 outlook • Organic growth investments for 2015 include $30 to $40 million for the emissions control system at Essex County facility

Debt Structure

Pro Forma [1]
As of 3/31/15
(Face Value; $ in millions)

Covanta Holding Corporation

7.250% Senior Notes due 2020:	$400
6.375% Senior Notes due 2022:	400
5.875% Senior Notes due 2024:	400
Tax-Exempt Corporate Bonds due 2024-2042: [2]	335
Tax-Exempt Corporate VRDBs due 2043: [2]	34

Covanta Energy, LLC

Revolving Credit Facility due 2019-2020: [3]	$1,000
Term Loan due 2020:	200
Equipment Leases due 2024-2026:	70

International Subsidiaries [4]

Project Debt: $74

Domestic Subsidiaries

Project Debt: $158

- **Net debt / Adjusted EBITDA: 4.5x**
  - $579 million availability under revolving credit facility
- **Amended senior secured credit facilities to reduce interest expense and extend maturities**
  - Refinanced Term Loan B due 2019 with new Term Loan A due 2020
  - Extended majority of Revolver to 2020 and repriced
  - ~$3 million combined annual interest savings

1) Reflects amendments and restatements made to Covanta Energy's $1.2 billion in senior secured credit facilities that were effective April 10, 2015.
2) The fixed rate and variable rate tax-exempt bonds are obligations of Covanta Holding Corporation and are guaranteed by Covanta Energy, and as such are effectively senior in right of payment to the other indebtedness of Covanta Holding Corporation.
3) As of March 31, 2015, there were $194 million in borrowings and $227 million in letters of credit outstanding under the $1 billion revolving credit facility ($50 million due 2019 and $950 million due 2020).
4) Includes Dublin junior term loan funded into escrow ($55 million as of 3/31/15). Remaining undrawn commitments under Dublin senior credit agreement of €250 million.

14 April 22, 2015

COVANTA
Powering Today. Protecting Tomorrow.

Appendix 15 April 22, 2015

Capitalization Summary 1) Includes debt principal related funds ($22 million as of 3/31/15) and Dublin financing funded into escrow ($55 million as of 3/31/15) 2) Debt balances are presented at principal value, not book value. 3) Net debt is calculated as total principal amount of debt outstanding less cash and cash equivalents and debt service principal-related restricted funds. 4) Ratio is computed for Covanta Holding Corporation. Differs from calculation required under Covanta Energy’s credit facility. See slide 19 for a reconciliation of 2013, 2014, and LTM Adjusted EBITDA. (Unaudited, in millions) 12/31/2013 12/31/2014 3/31/2015 Cash and Cash Equivalents $ 195 $ 91 $ 67 Restricted Funds (Debt Principal Related) (1) 45 86 77 Corporate Debt: Secured $ 404 $ 405 $ 462 Unsecured 1,617 1,569 1,569 Total Corporate Debt $ 2,021 $ 1,974 $ 2,031 Project Debt 235 247 232 Total Debt (2) $ 2,256 $ 2,221 $ 2,263 Stockholders’ Equity $ 906 $ 784 $ 652 Net Debt (3) $ 2,016 $ 2,044 $ 2,119 Availability under Revolving Credit Facility $ 519 $ 693 $ 579 Net Debt / Adjusted EBITDA (4) 4.1x 4.3x 4.5x 16 April 22, 2015

Long-term Outlook: Energy Detail North America EfW Facilities (Unaudited, in millions, except price) 2013A 2014A 2015E 2016E 2017E 2018E 2019E MWh Sold – CVA Share: Contracted 3.6 3.2 3.0 - 3.1 2.9 2.4 2.1 2.1 Hedged 0.8 1.4 ~1.3 1.3 0.7 0.1 0.0 Market 1.0 1.1 1.4 - 1.5 2.2 3.4 4.4 4.4 Total MWh Sold 5.3 5.6 5.7 - 5.9 ~6.4 ~6.5 ~6.5 ~6.5 Market Sales (MWh) by Geography: PJM East 0.6 0.4 0.4 1.2 2.1 2.6 2.6 NEPOOL 0.3 0.3 0.4 0.3 0.6 1.2 1.2 NYISO 0.0 0.0 0.2 0.2 0.2 0.2 0.2 Other 0.1 0.3 0.5 0.5 0.5 0.5 0.5 Total Market Sales 1.0 1.1 1.4 - 1.5 ~2.2 ~3.4 ~4.4 ~4.4 Revenue per MWh: (1) Contracted $63.92 $67.56 ~$65 Average ~$57 / MWh on contracts expiring through 2020 Hedged $39.01 $42.87 ~$46 Market $40.88 $49.12 ~$39 Average Revenue per MWh $56.01 $58.06 ~$54 17 April 22, 2015 Note: hedged generation as presented above reflects only existing hedges. 1) Excludes capacity revenue. • Note: Production estimates for 2015 - 2019 are approximated based on historical operating performance and expected contract structures

Q1 Full Year (Unaudited, in millions) 2015 2014 Estimated 2015 (1) Net Loss Attributable to Covanta Holding Corporation $ (37) $(9) $20 - $53 Operating loss related to insurance subsidiaries - 1 Depreciation and amortization expense 48 53 205 – 185 Debt service expense 35 40 145 – 135 Income tax expense (benefit) 10 (14) 30 – 55 Net write-off - 9 Loss on extinguishment of debt - 2 Net income attributable to noncontrolling interests in subsidiaries - - 0 – 2 Other adjustments: Debt service billings in excess of revenue recognized 1 - Severance and reorganization costs 2 1 Non-cash compensation expense 8 4 Capital type expenditures at service fee operated facilities (2) 8 - Other non-cash items 4 - Subtotal other adjustments 23 5 50 – 60 Total adjustments 116 96 Adjusted EBITDA $79 $87 $450 - $490 Cash interest payments (19) (8) Cash taxes (2) (2) Working capital / other (16) 25 Cash flow provided by operating activities from continuing operations $42 $102 $280 – $330 Plus: Cash flow used in operating activities from insurance subsidiaries - 1 Less: Maintenance capital expenditures (26) (36) (80) - (90) Free Cash Flow $16 $67 $200 - $240 Shares Outstanding End of Period 133 131 Non-GAAP Reconciliation: Adjusted EBITDA & Free Cash Flow – Continuing Operations 1) Affirmed guidance as of 4/22/2015. 2) Adjustment for impact of adoption of FASB ASC 853 – Service Concession Arrangements in order to provide comparability to prior period results and guidance range. 18 April 22, 2015

Non-GAAP Reconciliation: Adjusted EBITDA – Continuing Operations Full Year LTM (Unaudited, in millions) 2013 2014 3/31/2015 Net Income (Loss) from Continuing Operations Attributable to Covanta Holding Corporation $43 $(2) $(31) Operating loss related to Insurance subsidiaries 2 2 1 Depreciation and amortization expense 209 211 206 Debt service expense 159 147 142 Income tax expense 43 15 40 Gain related to trust distribution (4) - - Net write-offs 15 64 55 Defined benefit pension plan settlement gain (6) - - Loss on extinguishment of debt 1 2 - Net (loss) income attributable to noncontrolling interests in subsidiaries (1) 1 1 Other adjustments: Debt service billings in excess of revenue recognized 9 2 3 Severance and reorganization costs 2 9 10 Capital type expenditures at service fee operated facilities (1) - - 8 Non-cash compensation expense 15 17 21 Other non-cash items 7 6 10 Subtotal other adjustments 33 34 52 Total adjustments 451 476 497 Adjusted EBITDA $494 $474 $466 19 April 22, 2015 1) Adjustment for impact of adoption of FASB ASC 853 – Service Concession Arrangements in order to provide comparability to prior period results and guidance range. Note: Adjusted EBITDA results provided to reconcile the denominator of the Net Debt / Adjusted EBITDA ratios on slide 16.

Non-GAAP Reconciliation: Adjusted EPS Q1 (Unaudited, in millions, except per share amounts) 2015 2014 Diluted Loss Per Share $(0.28) $(0.07) Reconciling Items 0.15 0.04 Adjusted EPS $(0.13) $(0.03) Reconciling Items Operating loss related to insurance subsidiaries $ - $1 Net write-off - 9 Severance and reorganization costs 2 1 Non-cash compensation expense 4 - Loss on extinguishment of debt - 2 Effect of foreign exchange loss (gain) on indebtedness 2 (1) Total Reconciling Items, pre-tax 8 12 Pro forma income tax impact (3) (6) Legal entity restructuring charge 15 - Total Reconciling Items, net of tax $20 $6 Diluted Income Per Share Impact $0.15 $0.04 Weighted Average Diluted Shares Outstanding 132 129 20 April 22, 2015

Non-GAAP Financial Measures Free Cash Flow Free Cash Flow is defined as cash flow provided by operating activities from continuing operations, excluding the cash flow provided by or used in our insurance subsidiaries, less maintenance capital expenditures, which are capital expenditures primarily to maintain our existing facili ties. We use the non-GAAP measure of Free Cash Flow as a criterion of liquidity and performance-based components of employee compensation. We use Free Cash Flow as a measure of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions, invest in construction of new projects or make principal payments on debt. In order to provide a meaningful basis for comparison, we are providing information with respect to our Free Cash Flow reconciled for all periods to cash flow provided by operating activities from continuing operations, which we believe to be the most directly comparable measure under GAAP. Adjusted EBITDA We use Adjusted EBITDA to provide further information that is useful to an understanding of the financial covenants contained in the credit facilities of our most significant subsidiary, Covanta Energy, through which we conduct our core waste and energy services business, and as additional ways of viewing aspects of its operations that, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of our core business. The calculation of Adjusted EBITDA is based on the definition in Covanta Energy’s credit facilities, which we have guaranteed. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, as adjusted for additional items subtracted from or added to net income. Because our business is substantially comprised of that of Covanta Energy, our financial performance is substantially similar to that of Covanta Energy. For this reason, and in order to avoid use of multiple financial measures which are not all from the same entity, the calculation of Adjusted EBITDA and other financial measures presented herein are ours, measured on a consolidated basis for continuing operations, less the results of operations of our insurance subsidiaries. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EBITDA reconciled for all periods to net loss from continuing operations and cash flow provided by operating activities from continuing operations, which are believed to be the most directly comparable measures under GAAP. Adjusted EPS We use the non-GAAP measure of Adjusted EPS to enhance the usefulness of our financial information by providing a measure which management internally uses to assess and evaluate the overall performance and highlight trends in the ongoing business. Adjusted EPS excludes certain income and expense items that are not representative of our ongoing business and operations, which are included in the calculation of Diluted Earnings Per Share in accordance with GAAP. The following items are not all-inclusive, but are examples of reconciling items in prior comparative and future periods. They would include the results of operations of our insurance subsidiaries, write-off of assets and liabilities, the effect of derivative instruments not designated as hedging instruments, significant gains or losses from the disposition or restructuring of businesses, income and loss from discontinued operations, transaction-related costs, income and loss on the extinguishment of debt and other significant items that would not be representative of our ongoing business. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EPS reconciled for all periods to diluted earnings per share from continuing operations, which is believed to be the most directly comparable measure under GAAP. 21 April 22, 2015